UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2007

China Water and Drinks Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
333-131131 (Commission File Number)	20-2304161 (IRS Employer Identification No.)

17, J Avenue Yijing Garden, Aiguo Road, Louhu District, Shenzhen City, PRC

(Address of principal executive offices and zip code)

+86-0755-2552 6332

(Registrant’s telephone number including area code)

_________________________________________________________________

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and replaces Exhibit 99.1 to the Current Report on Form 8-K disclosing events under Items 1.01, 3.02, 5.01, 5.03, 5.06, and 9.01 that was filed by China Water and Drinks Inc. (the “Company”) on June 5, 2007 (the “Original Form 8-K”). The purpose of this amendment is to file the press release which was disseminated to the public on June 7, 2007 rather than the form of press release dated June 5, 2007 which was filed as Exhibit 99.1 to the Original Form 8-K.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	2.1	Amended and Restated Agreement for Share Exchange dated as of May 11, 2007 (filed on the Current Report on Form 8-K date May 11, 2007).
	3.1	Certificate of Designation for Series A Preferred Stock. *
	10.1	Form of Securities Purchase Agreement dated as of May 31, 2007. *
	10.2	Form of Registration Rights Agreement dated as of May 31, 2007. *
	10.3	Lock Up Agreement dated as of May 31, 2007. *
	10.4	Make Good Escrow Agreement dated as of May 31, 2007. *
	10.5	Stock Pledge Agreement dated as of May 31, 2007. *
	23.1	Consent of Madsen & Associates CPA’s, Inc. Independent Registered Public Accounting Firm. *
	99.1	Press Release dated June 7, 2007 (filed herewith).

* filed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER AND DRINKS INC.

By:	/s/ Chen Xing Hua
Name: Chen Xing Hua
Title: Chief Executive Officer
Dated: June 7, 2007